UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2022 (December 7, 2022)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2022, Rose Cunningham, age 47, was promoted to the position of Chief Accounting Officer, in addition to her current title of Vice President, Controller of ASGN Incorporated (the “Company”). Ms. Cunningham joined the Company in September 2013 as Assistant Controller, and was promoted to Vice President, Controller in July 2014. From 2005 to 2012, Ms. Cunningham held various roles, including senior manager and senior director of financial reporting, and vice president, corporate controller, at THQ Inc., a former global developer and publisher of interactive entertainment software and NASDAQ-traded company. From 2002 to 2005, Ms. Cunningham held various roles including controller at Clearant, Inc., a start-up biotechnology company. Ms. Cunningham began her career in public accounting as an auditor working at Arthur Andersen LLP and Ernst & Young LLP.

Ms. Cunningham is not a party to any related persons transactions, nor does she have any familial relationship with any of the Company’s directors or officers, nor is she receiving any additional or modified compensation in connection with her promotion.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, the Company’s Board of Directors approved the Company’s Fifth Amended and Restated Bylaws (the “Bylaws”) primarily to update the procedural mechanics for stockholder nominations of directors. These changes address matters related to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to reflect certain recent changes to the Delaware General Corporation Law. The amendments to the Bylaws, among other things:

•codify permission to hold electronic meetings and deliver notices by email; and
•institute technical changes for updates to Delaware law;
•adopt a federal forum selection provision; and
•institute a requirement that a stockholder submitting a nomination pursuant to Rule 14a-19 to represent that it intends to comply with the minimum solicitation requirements of Rule 14a-19, including soliciting proxies from stockholders of shares representing at least 67 percent of the voting power entitled to vote on the election of directors in support of director nominees.

The Bylaws became effective upon approval by the Board. The description of the amendments to the Bylaws above is qualified in its entirety to the text of the Bylaws which are attached hereto as Exhibit 3.1 and which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of ASGN Incorporated, effective December 7, 2022
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: December 13, 2022	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary